UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  August 21, 2015

SkyWest, Inc.

(Exact Name of Registrant as Specified in its Charter)

Utah	0-14719	87-0292166
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

444 South River Road
St. George, Utah	84790
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code:

(435) 634-3200

N/A

(Former name, former address, and formal fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Alexandria Marren provided SkyWest, Inc. (the “Company”) notice of her resignation as Chief Operating Officer of ExpressJet Airlines, Inc. (“ExpressJet Airlines”), a wholly-owned subsidiary of the Company.  The effective date of Ms. Marren’s resignation is expected to be September 9, 2015.

The Company issued a press release announcing Ms. Marren’s acceptance of a position with another company, a copy of which is included with this Report as Exhibit 99.1.

Item 7.01              Regulation FD Disclosure

Terry Vais has been selected to serve as the Chief Operating Officer of ExpressJet with expected effective date of September 9, 2015.  The Company anticipates that Mr. Vais will oversee ExpressJet’s operations and activities, including flight operations, inflight operations, maintenance and partner relationships.

The Company issued a press release announcing Mr. Vais’ appointment, a copy of which is included with this Report as Exhibit 99.1.

Forward-Looking Statements

In addition to historical information, this report (and the attached exhibit) may contain forward-looking statements.  The Company may, from time to time, make written or oral forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Such statements encompass the Company’s beliefs, expectations, hopes or intentions regarding future events.  Words such as “forecasts”, “expects,” “intends,” “believes,” “anticipates,” “estimates”, “should,” “likely” and similar expressions identify forward-looking statements.  All forward-looking statements included in this report and the attached exhibit are made as of the date hereof and are based on information available to the Company as of such date.  The forward looking statement related to the expected resignation date of Ms. Marren and the expected appointment date of Mr. Vais may vary from the expected date for various reasons.  The Company assumes no obligation to update any forward-looking statement.  Readers should note that many factors could affect the future operating and financial results of the Company, SkyWest Airlines, Inc. (“SkyWest Airlines”) or ExpressJet Airlines and could cause actual results to vary materially from those expressed in forward-looking statements set forth in this release.

Item 9.01              Financial Statements and Exhibits

(d)           Exhibits

99.1        Press Release, entitled “Terry Vais to Succeed Alex Marren as ExpressJet Chief Operating Officer; Brad Sheehan named Senior Vice President Operations,” issued by SkyWest, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SkyWest, Inc.

Dated: August 21, 2015	By	/s/ Eric J. Woodward
Eric J. Woodward, Chief Accounting Officer